UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):	May 15, 2017

Fulton Financial Corporation
(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania		17604
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: 717-291-2411
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 - Submission of Matters to a Vote of Security Holders.

Fulton Financial Corporation (“Fulton”) held its 2017 Annual Meeting of Shareholders (“Annual Meeting”) on Monday, May 15, 2017 at 10:00 a.m. Eastern Time. At the Annual Meeting, shareholders voted on the four matters described in Fulton’s Proxy Statement dated April 3, 2017, which consisted of: (i) the election of twelve (12) director nominees to serve for one-year terms; (ii) a non-binding say-on-pay resolution to approve the compensation of the named executive officers; (iii) a non-binding say-when-on-pay resolution for shareholders to recommend the frequency of conducting future non-binding say-on-pay votes to approve executive compensation; and (iv) the ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2017.

All matters voted upon at the Annual Meeting were approved by Fulton’s shareholders, and the number of votes cast for or against, as well as the number of abstentions and broker non-votes, as to each such matter, where applicable, are set forth below.
Proposal 1 - The election of twelve (12) director nominees to serve for one-year terms.

Nominee	For	Against	Abstain	Broker Non-Vote
Lisa Crutchfield	119,473,386	936,967	936,454	21,703,114
Denise L. Devine	119,448,986	957,895	939,926	21,703,114
Patrick J. Freer	119,174,565	1,361,932	810,310	21,703,114
George W. Hodges	119,090,251	1,423,251	833,305	21,703,114
Albert Morrison III	119,598,174	897,633	851,000	21,703,114
James R. Moxley III	119,730,030	800,172	816,605	21,703,114
R. Scott Smith, Jr.	119,413,931	1,085,447	847,429	21,703,114
Scott A. Snyder	119,601,217	912,391	833,199	21,703,114
Ronald H. Spair	119,531,697	993,850	821,260	21,703,114
Mark F. Strauss	119,763,234	766,841	816,732	21,703,114
Ernest J. Waters	119,581,563	929,317	835,927	21,703,114
E. Philip Wenger	117,249,231	3,187,539	910,037	21,703,114
Proposal 2 - A non-binding say-on-pay resolution to approve the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Vote
116,083,211	2,814,696	2,085,319	21,703,114
Proposal 3 - A non-binding say-when-on-pay resolution for shareholders to recommend the frequency of conducting future non-binding say-on-pay votes to approve executive compensation.

Votes For 1 Year	Votes For 2 Years	Votes For 3 Years	Abstain	Broker Non-Vote
87,809,945	689,432	30,619,335	1,864,514	21,703,114

In light of the shareholder vote on Proposal 3 and the Board of Directors’ recommendation that shareholders vote to hold future advisory votes on executive compensation each year, Fulton will hold future say-on-pay votes each year until the next required vote on the frequency of shareholder votes to approve executive compensation.

Proposal 4 -The ratification of the appointment of KPMG LLP as Fulton’s independent auditor for the fiscal year ending December 31, 2017.

For	Against	Abstain	Broker Non-Vote
140,764,699	1,114,322	807,319	0

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2017	FULTON FINANCIAL CORPORATION
By: /s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President, General Counsel
and Corporate Secretary